Exhibit 10.6

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. Contract ID Code Firm-Fixed-Price	Page 1 of 7

2. Amendment/Modification No. P00013	3. Effective Date 2009SEP25	4. Requisition/Purchase Req. No. SEE SCHEDULE	5. Project No. (If applicable)

6. Issued By Code	W56HZV	7. Administered By (If other than Item 6) Code DCMA ATLANTA 2300 LAKE PARK DRIVE SUITE 300 SMYNRA, GA 30080	S1103A

U.S. ARMY TACOM LCMC AMSCC-TAC-ADED REBECCA TABOR (586) 574-6290 WARREN, MICHIGAN 48397-5000 HTTP://CONTRACTING.TACOM.ARMY.MIL WEAPON SYSTEM: WPN SYS: UR
EMAIL: REBECCA.TABOR@US.ARMY.MIL	SCD A	PAS NONE	ADP PT HQ0338

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

FORCE PROTECTION INDUSTRIES, INC.

9801 HIGHWAY 78 STE 3

LADSON, SC 29456-3802

TYPE BUSINESS: Large Business Performing in U.S.

9A. Amendment Of Solicitation No.
9B. Dated (See Item 11)
☒	10A. Modification Of Contract/ Order No. W56HZV-08-C-0028

Code: 1EFH8	Facility Code	10B. Dated (See Item 13) 2007NOV02

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer.

☐ is extended.  ☐ is not extended.

Offer must acknowledge receipts of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning ____ copies of the amendments: (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PROIR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. Accounting And Appropriation Data (If required)
ACRN: AB NET INCREASE: $25,872,611.52

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS
KIND MOD CODE: 6	It Modifies The Contract/Order No. As Described In Item 14.

☐	A.	This Change Order Is Issued Pursuant To: The Contract Order No. In Item 10A.	The Changes Set Forth In Item 14 Are Made In

☐	B.

The Above Numbered Contract/Order Is Modified To Reflect The Administrative Changes (such as changes in paying office, appropriation date, etc.)

Set Forth In Item 14, Pursuant To The Authority Of FAR 43.103(b).

☐	C.	This Supplemental Agreement Is Entered Into Pursuant To Authority Of:
☒	D.	Other (Specify type of modification and authority) Exercise Option

E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ___________ copies to the issuing office.

14.	Description Of Amendment/Modification (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE SECOND PAGE FOR DESCRIPTION Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. Name And Title Of Signer (Type or print)	16A. Name And Title Of Contracting Officer (Type or print) VICTOR J. VAUGHN VICTOR.VAUGHN@US.ARMY.MIL (586)574-8283

15B. Contractor/Offeror	15C. Date Signed	16B. United States Of America	16C. Date Signed
By	/SIGNED/	2009SEP25
(Signature of person authorized to sign)	(Signature of Contracting Officer)

NSN 7540-01-152-8070	30-105-02	STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITIONS UNUSABLE		Prescribed by GSA FAR (48 CFR) 53.243

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION A - SUPPLEMENTAL INFORMATION

1. The purpose of this Modification P00013 to Contract W56HZV-08-C-0028 is to incorporate the following into this contract:

SECTION B:

a)                                      CLIN 2101:  Correct NSN 2355-01-567-4930.

b)                                     Exercise Option CLIN 2101AB, [***] each Buffalo A2 Vehicles, NTE:  $[***], Undefinitized:  $[***].

c)                                      Exercise Option CLIN 2101AC, [***] each Buffalo A2 Vehicles, NTE:  $[***], Undefinitized:  $[***].

SECTION I:

Change Clause 52.216-24, Limitation of Government Liability accordingly.

2. As a result of this modification, the total dollar amount of the contract is increased by $25,872,611.52 from $81,685,052.35 to $107,557,663.87. The Not to Exceed amount for this contract is increased by $52,801,248.00 from $103,254,015.00 to $156,055,263.00.

3. The FAR Clause 52.216-24, Limitation of Liability, applies to CLINs 1200AA, 1200AG, 1200AH, 1201AA, 1202AA, 2100AA, 2101AA, 2101AB and 2101AC only.

4. All other contract terms and conditions remain unchanged and in full force and effect.

*** END OF NARRATIVE A0016 ***

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

1201	NSN: 2320-01-567-4930 SECURITY CLASS: Unclassified

1201AA	FIRST ORDERING PERIOD	[***]	EA	$ UNDEFINITIZED	$	[***]
NOT TO EXCEED	$	[***]

NOUN: BUFFALO A2 ([***] EA) PRON: P186M0972T PRON AMD: 01 ARCN: AB AMS CD: 51108360009

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin	ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W56HZV8294G800	Y00000	M	3

DEL REL CD	QUANTITY	DEL DATE
001	5	29-MAY-2009

002	6	30-JUN-2009

FOB POINT:	Origin

SHIP TO:
(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2101	NSN: 2355-01-567-4930 FSCM: 1EFH8 PART NR: B6EAD SECURITY CLASS: Unclassified

2101AB	SECOND ORDERING PERIOD	[***]	EA	$ UNDEFINITIZED	$	[***]
NOT TO EXCEED	$	[***]

NOUN: MPCV BUFFALO A2 PRON: P196M0612T PRON AMD: 01 ACRN: AD AMS CD: 51108360009

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin	ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W56HZV9225G800	Y00000	M	1

DEL REL CD	QUANTITY	DEL DATE
001	[***]	28-FEB-2010

002	[***]	31-MAR-2010

FOB POINT:	Destination

SHIP TO:
(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

2101AC	SECOND ORDERING PERIOD	[***]	EA	$ UNDEFINITIZED	$	[***]
NOT TO EXCEED	$	[***]

NOUN: MPCV BUFFALO A2 PRON: P196M0582T PRON AMD: 03 ACRN: AD AMS CD: 51108360009

Packaging and Marking

Inspection and Acceptance
INSPECTION: Origin	ACCEPTANCE: Origin

Deliveries or Performance

DOC REL CD	MILSTRIP	SUPPL ADDR	SIG CD	MARK FOR	TP CD
001	W56HZV9209G800	Y00009	M	1

DEL REL CD	QUANTITY	DEL DATE
001	[***]	31-MAR-2010

002	[***]	30-APR-2010

003	[***]	28-MAY-2010

004	[***]	30-JUN-2010

005	[***]	30-JUL-2010

006	[***]	31-AUG-2010

FOB POINT:	Destination

SHIP TO:
(Y00000)	SHIPPING INSTRUCTIONS FOR CONSIGNEE (SHIP-TO) WILL BE FURNISHED PRIOR TO THE SCHEDULED DELIVERY DATE FOR ITEMS REQUIRED UNDER THIS REQUISITION.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION G - CONTRACT ADMINISTRATION DATA

PRON/
LINE	AMS/CD/		OBLG STAT/		INCREASE/DECREASE		CUMULATIVE
ITEM	MIPR	ACRN	JOB ORD NO	PRIOR AMOUNT	AMOUNT		AMOUNT
2101AB	P196M0612T	AD	1	$0.00	$	[***]	$	[***]
	51108360009		9ZCMB1
P19P50091CBBA

2101AC	P196M0582T	AD	1	$0.00	$	[***]	$	[***]
	51108360009		9ZCMB5
P19P50091CBMS

				NET CHANGE	$	[***]

SERVICE	NET CHANGE			ACCOUNTING	INCREASE/DECREASE
NAME	BY ACRN	ACCOUNTING CLASSIFICATION		STATION	AMOUNT
Army	AD	21 92035000091C1C09P51108331E1	S20113	W56HZV	$	[***]

				NET CHANGE	$	[***]

	PRIOR AMOUNT	INCREASE/DECREASE	CUMULATIVE
	OF AWARD	AMOUNT	OBLIG AMT
NET CHANGE FOR AWARD:	$ [***]	$ [***]	$ [***]

ACRN	EDI ACCOUNTING CLASSIFICATION
AD	21 091120350000	S20113	91C1C095110836000931E1	9ZCBM1S20113 W56HZV
AD	21 091120350000	S20113	91C1C095110836000931E1	9ZCBM5S20113 W56HZV

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION I - CONTRACT CLAUSES

	Status	Regulatory Cite	Title	Date

I-1	CHANGED	52.216-24	LIMITATION OF GOVERNMENT LIABILITY	APR/1984

(a) In performing this undefinitized contract action, the Contractor is not authorized to make expenditures or incur obligations exceeding $76,467,078.87 dollars.

(b) The maximum amount for which the Government shall be liable if this undefinitized contract action is terminated is $156,055,263.00 dollars.

(End of clause)